                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 24, 2001



                               COI SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)



    NEVADA                           0-28015                      86-09884116
---------------               ------------------------       -------------------
(State or Other               (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)



     101 Convention Center Dr.,
             Suite 700
         Las Vegas, Nevada                             90109
----------------------------------                   ----------
  (Address of Principal Executive                    (Zip Code)
              Offices)



                                 (905) 294-9163
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.


In a news release dated August 24 2001, COi Solutions, Inc. (OTC-BB: COSL) announced that its Board of Directors and shares representing a majority of those allowed to vote have approved a 1 for 8 reverse split of the Company's common shares effective August 31, 2001. The news release is attached as Exhibit 99.





ITEM 7. EXHIBITS


Exhibit 99 News Release dated August 24, 2001 is attached.





SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COI SOLUTIONS, INC.

Dated: August 27, 2001                 By: /s/ Robert Jones
                                           -------------------------------------
                                           Robert Jones
                                           President and Chief Executive Officer